UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2017

DUNKIN’ BRANDS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35258	20-4145825
(Commission File Number)	(IRS Employer Identification Number)
130 Royall Street
Canton, Massachusetts 02021
(Address of registrant’s principal executive office)
(781) 737-3000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2017 Annual Meeting of Stockholders of Dunkin’ Brands Group, Inc. (the “Company”) was held on May 10, 2017. A total of 86,337,858 shares were present or represented by proxy at the meeting, representing approximately 94% of all shares entitled to vote at the Annual Meeting. The matters presented for a vote and the related results are as follows:

1.	Election of Directors
Proposal one was the election of two nominees to serve as directors of the Company each for a term of three years. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Irene Chang Britt	76,459,968	236,582	9,641,308
Michael Hines	76,480,562	215,988	9,641,308

Pursuant to the foregoing votes, the two nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional Director nominations brought before the meeting.

2.	Advisory Vote on Executive Compensation
Proposal two was the advisory vote on the approval of the executive compensation of the named executive officers of the Company. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
75,936,217	622,477	137,856	9,641,308

Pursuant to the foregoing vote, the stockholders adopted a non-binding advisory resolution indicating their approval of the compensation paid to the Company’s named executive officers.

3.	Ratification of the Independent Registered Public Accountants
Proposal three was the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
86,128,901	119,676	89,281	0

Pursuant to the foregoing vote, the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year was approved.

4.	Shareholder Proposal

Proposal four was a vote to consider a shareholder proposal by shareholder Dale Wannen requesting a report on the environmental impact of K-Cup pods brand packaging.

For	Against	Abstain	Broker Non-Votes
10,254,389	63,661,576	2,780,585	9,641,308

Pursuant to the foregoing vote, the shareholder proposal was not approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNKIN’ BRANDS GROUP, INC.

By:	/s/ Richard Emmett
Richard Emmett
Chief Legal and Human Resources Officer
Date: May 15, 2017